                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts", and to the use of our reports dated March 2, 2000 in the Registration Statement (Form S-1 No. 333-33434) and related Prospectus of XACCT Technologies Ltd. for the registration of 5,000,000 shares of its ordinary shares.




Tel Aviv, Israel
November 9, 2000


                                         /s/ KOST, FORER & GABBAY

                                               KOST, FORER & GABBAY
                                         A member of Ernst & Young international